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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 27, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                               KOMAG, INCORPORATED
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             (Exact name of Registrant as specified in its charter)


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
            Delaware                     0-16852                 94-2914864
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)
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                             1710 Automation Parkway
                           San Jose, California 95131
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 576-2000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     Komag, Incorporated issued a press release on September 17, 2001, announcing that it withdrew its appeal to the Nasdaq Listing Qualifications Panel and is voluntarily delisting its common stock from the Nasdaq National Market, which press release is filed as Exhibit 99.1 hereto.

     Komag, Incorporated issued a press release on September 21, 2001, announcing that it is filing a Plan of Reorganization with the Bankruptcy Court overseeing the company's chapter 11 reorganization case, which press release is filed as Exhibit 99.2 hereto.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1     Text of press release dated September 17, 2001.
          99.2     Text of press release dated September 21, 2001.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Komag, Incorporated,
                                       a Delaware corporation


Dated: September 27, 2001              By: /s/ Thian Hoo Tan
                                       ------------------------------------
                                       Thian Hoo Tan0
                                       President and Chief Executive Officer
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                                  EXHIBIT INDEX

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
Exhibit Number    Description
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
99.1              Text of press release dated September 17, 2001.
99.2              Test of press release dated September 21, 2001.
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